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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 1, 2002
                                                            ------------

                             SONIC AUTOMOTIVE, INC.

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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware

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                 (State or Other Jurisdiction of Incorporation)
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               1-13395                                                                 56-201079
      (Commission File Number)                                           (I.R.S. Employer Indentification No.)

5401 E. Independence Boulevard Charlotte, North Carolina                           28212
(Address of Principal Executive Offices)                                         (Zip Code)
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       Registrant's telephone number, including area code: (704) 566-2400



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Item 5.     Other Events

         On November 21, 2000, Sonic Automotive, Inc. ("Sonic") filed a registration statement on Form S-3 (Reg. Nos. 333-50430 and 333-50430-01 through 333-50430-G7) with the Securities and Exchange Commission (the "Commission") relating to the public offering pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to $300 million in securities of Sonic (as amended, the "Registration Statement"). On December 14, 2000, the Commission declared the Registration Statement effective.

         On May 2, 2002, Sonic filed a preliminary prospectus supplement with the Commission relating to the offer and sale of $130 million ($149.5 million if the underwriters' over-allotment is exercised in full) of 5 1/4% Convertible Senior Subordinated Notes due 2009 (the "Notes"). The Notes will be issued pursuant to a supplement to the form of subordinated indenture (the "Supplemental Indenture") by and among Sonic and U.S. Bank National Association ("U.S. Bank"). The form of indenture was previously filed with the Commission as an exhibit to the Registration Statement. The form of Supplemental Indenture which governs the terms of the Notes, the form of Note and the Form T-1 of U.S. Bank with respect to U.S. Bank acting as Trustee under the Indenture as filed as exhibits hereto.

         (c)    Exhibits
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Exhibit No.                                                Description
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1.1*                  Purchase Agreement dated as of May 1, 2002 between
                      Sonic Automotive, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Banc of America Securities LLC and First Union Securities, Inc.
4.1* Form of Supplemental Indenture by and among Sonic and U.S. Bank National Association
4.2* Form of 51/4% Convertible Senior Subordinated Note due 2009 (included in Exhibit 4.1)
4.3*                  Form of Subordination Agreement dated as of May 7,
                      2002 between O. Bruton Smith and U.S. Bank National Association
5.1* Opinion of Moore & Van Allen PLLC regarding the validity of the Notes
23.1*                 Consent of Moore & Van Allen PLLC (included in
                      Exhibit 5.1)
25.1 Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of U.S. Bank National Association
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* To be filed by amendment.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SONIC AUTOMOTIVE, INC.

                                        By: /s/ Stephen K. Coss
                                           -------------------------------
                                           Stephen K. Coss
                                           Vice President and General Counsel

Dated:  May 3, 2002

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